Significant Events, Acquisition And Divestures	12 Months Ended
Dec. 31, 2017
Text Block1 [Abstract]
Significant Events, Acquisition And Divestures

NOTE 2 — SIGNIFICANT EVENTS, ACQUISITION AND DIVESTURES

— During 2017

a- Proactive management of maritime liabilities

On January 20, 2017, CGG entered into agreements to substantially reduce the cash burden of the charter agreements in respect of three cold-stacked seismic vessels. As part of the agreements to settle those amounts on a non-cash basis, CGG issued US$58.6 million of its 2021 Notes bearing a 6.5% interest to the relevant charter counterparties. On March 13, 2017, CGG entered into an agreement to substantially reduce the cash burden of the charter agreement in respect of the “Oceanic Champion”, an active seismic vessel. As part of the agreements to settle those amounts on a non-cash basis, CGG issued US$12.1 million of its 2021 Notes bearing a 6.5% interest to the relevant charter counterparties. The consequences of these agreements are reflected in note 21 – “Other revenues and expenses” of this document.

b- New ownership set up for our seismic fleet

In April 2017, we entered into agreements with Eidesvik, the lenders under our Nordic credit facility and the lenders under the credit facilities of Eidesvik Seismic Vessels AS (“ESV”) and Oceanic Seismic Vessels AS (“OSV”) for the implementation of a new ownership set up for our seismic fleet.

Under the new arrangements, Global Seismic Shipping AS (“GSS”), a company organized under the laws of Norway and 50% owned by CGG (through our subsidiary, Exploration Investment Resources II AS) and Eidesvik, holds (i) Geo Vessels AS, our former wholly-owned subsidiary, which owns the five previously cold-stacked vessels (Geo Coral (re-rigged in March 2017), Geo Caribbean, Geo Celtic, CGG Alize and Oceanic Challenger), and (ii) ESV and OSV (in which we previously held 49% stakes), which respectively own the Oceanic Vega and Oceanic Sirius. Global Seismic Shipping AS is accounted for using the equity method.

The following table summarizes the consideration received and the carrying value of the assets and liabilities contributed:

(in millions of US$)
Consideration received
Fair value of our shares in Global Seismic Shipping AS	71.9

Total consideration received(a)	71.9
Carrying value of the contributed assets and liabilities
Cash and cash equivalents	7.5
Investments in companies under equity method(1)	48.3
Property, plant and equipment, net	301.0
Finance lease net	(3.1)
Current portion of financial debt(2)	(182.5)
Provisions — current portion	(4.8)
Provisions — non-current portion	(13.4)
Other Current Liabilities	(30.0)
Liabilities linked to charter agreements	(72.1)

Total carrying value of the contributed assets and liabilities(b)	50.9
Net gain realized(c)= (a) – (b)	21.0

Reduction of the cash burden of the charter agreement(d)	(72.1)

Net impact of the transaction in operating income(3) (e) = (c) + (d)	(51.1)
Other financial income (loss)	(15.0)
Cost of financial debt, net	(3.3)

Net impact of the transaction in financial income (loss)(4) (f)	(18.3)
Net impact of the transaction in the Net Income(e) + (f)	(69.4)

(1)	This relates to the 49% equity in income that we held in ESV and OSV, accounted for under the equity method as of March 31, 2017.
(2)	This relates to the Nordic credit facility.
(3)	The net impact of the transaction in operating income is a loss of US$51.1 million broken-down as follows:

—	a gain of US$21.0 million arising from our contribution to GSS is recorded in the line item “Gains (losses) on sales of assets” in our statement of operations (see note 21 — “Other revenues and expenses”),
—	a loss of US$72.1 million linked to the renegotiation and extension of the charter agreement in respect of the operated seismic vessels “Vega” and “Sirius” to reduce the cash burden. This loss corresponds to the compensation granted to ESV and OSV following the renegotiation of the charter agreements. It is recorded in the line item “Other revenues (expenses) net” in our statement of operations (see note 21 — “Other revenues and expenses”).

(4)	The net impact of the transaction in financial income is a loss of US$18.3 million broken-down as follows:

—	a loss of US$15.0 million recorded in the line item “Other financial income (loss)” in our statement of operations,
—	a loss of US$3.3 million recorded in the line item “Cost of financial debt, net” in our statement of operations.

c- Financial restructuring process

On February 6 2017, CGG solicited consents from the holders of each series of Senior Notes and the creditors under the Term Loan B to permit the appointment of a ‘mandataire ad hoc’ without such action constituting an Event of Default. CGG had previously received consents from the creditors under its French and US RCFs for the appointment.

On February 20, 2017, CGG announced the receipt of the requisite majority consent from holders of its Term Loan B, 2020 Notes, 2021 Notes and 2022 Notes and the extension of the consent solicitation in respect of its 2017 Notes.

On February 23, 2017, CGG announced execution of supplemental indentures in respect of its 2020 Notes, 2021 Notes and 2022 Notes to allow for appointment of a ‘mandataire ad hoc’ and its intention to discharge and satisfy the indenture in respect of its 2017 Notes. The payment to the indenture trustee, in trust for the bondholders, of the aggregate outstanding principal (US$8.3 million) and interest on the 2017 Notes was done on Friday, February 24, 2017. Following this operation, the amount of unsecured debt (Senior Notes and Convertibles) reached US$1,884 million.

On February 27, 2017, a ‘mandataire ad hoc’ was appointed to better organize and facilitate discussions with and between all stakeholders for the financial restructuring of the Group.

On March 3, 2017, CGG entered into a financial restructuring process with the aim of significantly reducing debt levels and related cash interest costs to align them with its cash flows. In order to facilitate such restructuring discussions held under the aegis of a mandataire ad hoc, CGG executed non-disclosure agreements (“NDAs”) and initiated discussions with stakeholders.

Pursuant to the NDAs, CGG was required to publicly disclose, by May 12, 2017, the status at that date of the negotiations regarding the financial restructuring and certain previously confidential information, including selected financial targets and additional information on its business segments.

On June 2, 2017, CGG announced an agreement in principle on a financial restructuring plan that met the Company’s objectives with its main creditors and DNCA, a creditor and shareholder.

On June 14, 2017, CGG announced that following agreement with key financial creditors, it has begun legal processes to implement balance sheet restructuring and create sustainable capital structure with the opening of a safeguard proceeding in France and Chapter 11 and Chapter 15 filings in the U.S.

As part of this process, the French Court which opened the safeguard proceedings appointed the former mandataire ad hoc, as judicial administrator of CGG S.A.

Prior to the legal proceedings in the U.S. and France, CGG and certain of its financial creditors entered into a lock-up agreement on June 13, 2017, pursuant to which the relevant parties committed to take all actions reasonably necessary and appropriate to support, implement and consummate the restructuring. The terms of the lock-up agreement are relatively customary and include a requirement for creditors to vote in favor of the safeguard and Chapter 11 plan (subject to receiving appropriate disclosure materials), to provide various waivers, to enter into the required documentation to effect the restructuring and not to sell their debt holdings unless the transferee enters into the lock-up agreement or is already a signatory (and is therefore bound by such terms). The lock-up agreement as of that date had been signed by (i) an ad hoc committee of secured lenders, who hold collectively approximately 53.8% of the aggregate principal amount of the Group’s Secured Debt, (ii) an ad hoc committee of senior noteholders, who collectively hold approximately 52.4% of the aggregate principal amount of the Company’s Senior Notes, and (iii) DNCA, which holds 5.5% of the aggregate principal amount of the Company’s Senior Notes and approximately 20.7% of the aggregate principal amount of its convertible bonds. In addition, the Company entered into a restructuring support agreement with DNCA (in its capacity as shareholder) in connection with its holding of 7.9% of the Company’s share capital, pursuant to which DNCA committed to take all reasonably, necessary and appropriate actions as a shareholder to support, implement and consummate the restructuring, including voting in favor of the relevant shareholder resolutions and not selling its shares in the Company during the restructuring process. In October 2017, following certain commitments made by us which are described in detail in the press release dated October 17, 2017, long-standing shareholder Bpifrance Participations (which represented approximately 9.35% of the share capital and 10.9% of the voting rights) undertook to vote in favor of the resolutions required to implement the financial restructuring.

Results of the private placement agreement: on July 13, 2017, CGG announced that as of July 7, 2017 (the end of the placement period) eligible holders representing 86.08% of the aggregate principal amount of the Senior Notes had committed to subscribe to the new secured lien senior notes with Warrants of US$375 million pursuant to the terms of a private placement agreement, and had acceded to the lock-up agreement. The issuance of the new secured lien senior notes with Warrants has been backstopped by members of the ad hoc committee of the holders of the Senior Notes holding, as of the date of the private placement agreement, 52.4% of the aggregate principal amount of the Senior Notes, who have also committed to subscribe for their pro rata shares of the new secured lien senior notes with warrants.

Approval of the draft safeguard plan by creditors’ committees in France: on July 28, 2017, lenders’ committee unanimously approved the draft safeguard plan, and the bondholder general meeting approved it with a majority of 93.5% of the creditors who cast a vote.

Acceptance by creditors entitled to vote on Chapter 11 plan: late September, all creditor classes entitled to vote on the Chapter 11 plan proposed in the Chapter 11 cases commenced on June 14, 2017 in the US Bankruptcy Court for the Southern District of New York by CGG’s 14 main foreign, direct and indirect subsidiaries, each a borrower or guarantor in respect of the Group’s funded financial indebtedness, voted to overwhelmingly accept the plan.

Specifically, 97.14% of holders who cast ballots in respect of the Secured Loans, and 97.96% of holders who cast ballots in respect of the Senior Notes, voted in favor of the plan.

On October 13, 2017, we made available to the public a prospectus (in the French language) in connection with certain issuances provided for under the draft safeguard plan and the Chapter 11 plan in the context of the financial restructuring plan of CGG (AMF visa n°17-551). The prospectus comprised the CGG 2016 reference document (document de référence), filed with the French Financial Markets Authority (the “AMF”) on May 1, 2017, the update of the Company’s Reference Document filed with the AMF on October 13, the securities note (including a summary of the prospectus) dated October 13, 2017, and a summary of the prospectus.

On October 16, 2017, the relevant U.S. Bankruptcy court confirmed the Chapter 11 plan.

On October 17, 2017, a Securities Note Supplement was made available. It describes the undertaking of Bpifrance Participations to vote in favor of the resolutions required to implement the financial restructuring plan, as well as the related undertakings made by the Company and certain of its creditors in the context of the safeguard proceedings.

On October 31, 2017, a quorum of 22.48% of the share capital was present at the general meeting of shareholders, which allowed a vote on the ordinary part of the agenda, i.e. mainly approval of the 2016 consolidated annual financial statements. However, such representation was not sufficient to allow the general meeting to vote on the resolutions required to implement the financial restructuring plan. The required quorum for the extraordinary part of the general meeting on first notice is 25% of the share capital, and 20% on second notice.

On November 13, 2017, the extraordinary general meeting of shareholders, convened on second notice, approved all the resolutions required to implement the financial restructuring plan.

On December 1, 2017, the Commercial Court of Paris approved the safeguard plan of CGG, after finding the claims filed by certain holders of CGG’s convertible bonds against this draft plan inadmissible.

On December 21, 2017, by an order in CGG’s Chapter 15 Case, the US Bankruptcy Court recognized the ruling of the Commercial Court of Paris dated December 1, 2017 approving its safeguard plan.

The following milestones are 2018 events. To facilitate the understanding of the process they are presented below instead of in note 30 — subsequent events.

The extraordinary general meeting of shareholders held on November 13, 2017 decided to reduce the share capital by a total amount of €17,485,188, by reducing the nominal value of each share from €0.80 to €0.01. The completion of such share capital reduction was acknowledged by the Board of Directors on January 15, 2018, with the Board’s approval of a reduction of the share capital from €17,706,519 to €221,331 by reducing the nominal value of the Company’s shares from €0.80 to €0.01. The amount of €17,485,188, corresponding to the share capital reduction, will be allocated in full to the “additional paid in capital” account.

CGG successfully completed a rights issue with preferential subscription rights for an amount of €112,215,060.36 (including the share premium), through the issuance of 71,932,731 shares of the Company (the “New Shares”) each with one warrant attached (the “Warrants #2” and together with the New Shares, the “ABSA”) at a subscription price of €1.56 per ABSA (i.e. €0.01 nominal value and €1.55 share premium).

At the end of the subscription period, on February 2, 2018, the total demand, which amounted to €132.5 million, was €20.3 million higher than the target amount, i.e. a subscription rate of 118.06%. The number of ABSA subscribed on a non-reducible basis (“à titre irréductible”) was 65,283,036 and represented 90.76 % of the ABSA to be issued. Additionally, 19,639,466 ABSA were subscribed on a reducible basis and such subscription has therefore been only partially satisfied, up to 6,649,695 ABSA.

On February 21, 2018, CGG finalized the implementation of its financial restructuring plan, which meets the Company’s objectives of strengthening its balance sheet and providing financial flexibility to continue investing in the future. This plan comprised (i) the equitization of nearly all of the unsecured debt, (ii) the extension of the maturities of the secured debt and (iii) the provision of additional liquidity to meet various business scenarios.

As part of the implementation of its financial restructuring plan, the Company issued on February 21, 2018:

•

US$663.6 million in principal amount of first lien secured senior notes due 2023, bearing floating rate interest at Libor (floor of 1%) + 6.5% in cash, and 2.05% paid-in-kind (PIK) issued by CGG Holding (U.S.) Inc. in exchange for the balance of the Secured Loans taking into account an upfront paydown of US$150 million;

•

US$355.1 million and €80.4 million in principal amount of second lien secured senior notes due 2024, bearing floating rate interest at Libor (floor of 1%) + 4% in cash, and 8.5% paid-in-kind (PIK) issued by CGG S.A. This issuance comprises US$275 million and €80.4 million as new money and US$80.2 million in exchange for part of the accrued interest claims under the Senior Notes (with the US$ new money notes and accrued interest notes being fungible);

•

71,932,731 shares of the Company (the “New Shares”) each with one share purchase warrant (the “Warrants #2” and together with the New Shares, the “ABSA”), all of which were subscribed by holders of preferential subscription rights. The final gross proceeds amounted to €112 million;

•	35,311,528 new shares (Creditor Shares 1) resulting from the equitization of the Convertible Bonds;

•	449,197,594 new shares (Creditor Shares 2) resulting from the equitization of the Senior Notes;

•	22,133,149 warrants allocated to the shareholders of CGG (the “Warrants #1”);

•	113,585,276 warrants in favor of the subscribers to the Second Lien Notes (the “Warrants #3”);

•	7,099,079 warrants allocated to the members of the ad hoc committee of holders of Senior Notes (the “Coordination Warrants”);

•	10,648,619 warrants allocated to the members of the ad hoc committee of holders of Senior Notes (the “Backstop Warrants”).

Following the issuance of New Shares, Creditor Shares 1 and Creditor Shares 2, the Company’s share capital will amount to €5,785,750.02, divided into 578,575,002 shares with a nominal value of €0.01 per share.

	Warrants #1	Warrants #2	Warrants #3	Coordination Warrants	Backstop Warrants
Number of warrants issued	22,133,149	71,932,731	113,585,276	7,099,079	10,648,619
Exercise ratio	3 Warrants #1 for 4 new shares	3 Warrants #2 for 2 new shares	1 Warrant #3 for 1 new share	1 Coordination Warrant for 1 new share	1 Backstop Warrant for 1 new share
Exercise price	3.12 euros per new share	4.02 euros per new share	0.01 euro per new share	0.01 euro per new share	0.01 euro per new share
Maximum number of shares to be issued upon exercise of the warrants (subject to adjustments)	29,477,536	47,955,154	113,585,276	7,099,079	10,648,619
Expiry date of the warrants	21 February 2022	21 February 2023	21 August 2018	21 August 2018	21 August 2018

Prior to the equitization of the unsecured senior debt, the Senior Notes and the Convertible Bonds have been delisted from the Euro MTF market of the Luxembourg Stock Exchange and Euronext Paris, respectively.

On December 1, 2017, the Commercial Court of Paris approved the safeguard plan of CGG and on February 21, 2018 the 14 guarantor’s subsidiaries exited from Chapter 11 in the US.

CGG financial restructuring plan is thus now finalized.

Following its financial restructuring, and with the completion of the financial restructuring with settlement-delivery of all securities and instruments, CGG benefits from a healthier balance sheet with notably:

—	Cash and cash equivalent as of December 31, 2017 of US$315.4 million converted at the December 31, 2017 exchange rate of US$1.1993,

	Part denominated in Euros In millions of Euro	Other currencies(*) In millions of US$	Total In millions of US$
Cash and cash equivalent	19.1	292.5	315.4

(*):	includes mainly USD and other currencies converted in USD

—	net proceeds from the completion of the financial restructuring on February 21, 2018 of US$307.9 million (or US$259.1 million after payment of financial restructuring fees) converted at the February 21, 2018 exchange rate of US$1.2312,

	Part denominated in Euros In millions of Euro	Part denominated in US$ In millions of US$	Total In millions of US$
Rights issue with preferential subscription rights net proceeds	103.0	—	126.8
Second lien secured senior notes due 2024 net proceeds	72.1	247.8	336.5
First lien secured senior notes due 2023 repayment	—	(150.0)	(150.0)
Convertible Bonds interests payment	(4.5)	—	(5.5)

Net proceeds from restructuring	170.7	97.8	307.9
Financial restructuring fees payment	(21.3)	(22.6)	(48.8)

Net proceeds	149.4	75.2	259.1

—	Financial debt (gross) level reduced to about US$1,205.1 million converted at the February 21, 2018 exchange rate of US$1.2312,

	Part denominated in Euros In millions of Euro	Part denominated in US$ In millions of US$	Total In millions of US$
Financial debt (gross) as of December 31, 2017(1)	935.7	1,833.1	2,985.1

Equitization of the Convertible Bonds and Senior Notes	(762.6)	(1,169.1)	(2,108.0)
Senior secured debt replacement	(124.7)	(659.2)	(812.7)
Second lien secured senior notes due 2024	80.4	355.1	454.1
First lien secured senior notes due 2023	—	663.6	663.6
First lien secured senior notes due 2023 rollover fee	—	19.9	19.9
Term out debt	—	3.0	3.0

Total changes in gross financial debt	(806.9)	(786.6)	(1,780.0)

Financial debt (gross) as of February 21, 2018	128.8	1,046.5	1,205.1

(1):	The Financial debt (gross) as of December 31, 2017 converted at December 31, 2017 exchange rate of US$1.1993 amounts to US$2,955.3 million

—	In the first quarter 2018, the financial restructuring with settlement-delivery of all securities and instruments will result in a c. US$0.75 billion gain in our consolidated statement of operations. In addition, the equity will increase by c. US$1.3 billion through the issuance of new shares (coming from the equitization of the unsecured debt, the rights issue and the future exercise of warrants3, Coordination Warrants and Backstop Warrants), to reach a total equity increase of c. US$2.05 billion.

—	For information: 2017 impacts linked to this financial restructuration are:

•	c. US$102 million professional fees (see note 21)

•	c. US$23 million of acceleration of the amortization of the historical issuing fees (see note 13)

— During 2016

Initiation of the financial restructuring process

In November 2016 CGG announced that it would take steps to evaluate its short- and long-term alternatives to address its capital structure constraints.

Issued shares

CGG increased its share capital through the distribution of preferential subscription rights to existing shareholders launched on January 13, 2016. The final gross proceeds amounted to €350,589,080.16, corresponding to the issuance of 531,195,576 new shares. The net proceeds of the issuance amounted to €337 million (or US$367.5 million) and were used to reinforce the shareholders’ equity of CGG and improve its liquidity as it finances its Transformation Plan.

The transaction was fully underwritten (excluding the Bpifrance Participations and IFP Energies Nouvelles subscription commitments) by a syndicate of banks. The fees and costs related to this transaction amounted to €13 million (US$14 million).

The listing of the new shares on the regulated market of Euronext Paris (Segment B) on the same line as the existing shares (FR0000120164) took place on February 5, 2016. As from that date, the share capital of CGG was composed of 708,260,768 shares with a nominal value of €0.40 each, for a total nominal share capital of €283,304,307.20.

Reverse stock split

The Company carried out on July 20, 2016 the reverse stock split that the Combined General Shareholders’ Meeting approved on May 27, 2016. All shareholders received one new share (with all rights pertaining to shares), in exchange for 32 former shares. The first share price on July 20 was calculated on the basis of the last share price traded on July 19 (€0.69) multiplied by 32.

The listing of the new shares on the regulated market of Euronext Paris (Segment B) on a new line (FR0013181864) took place on July 20, 2016. As from that date, the share capital of CGG was composed of 22,133,149 shares with a nominal value of €12.80 each, for a total nominal share capital of €283,304,307.20.

Change of nominal value of ordinary shares

The Company carried out on August 11, 2016 the change of nominal value of ordinary shares that the Combined General Shareholders’ Meeting approved on May 27, 2016. The Company’s share capital was reduced by €265,597,788 (or US$304.1 million at historical exchange rate) to bring it down from €283,304,307.20 to €17,706,519 (or US$20.3 million) by reducing the nominal value of the Company’s shares after realization of the reverse split from €12.80 to €0.80.

The amount of €265,597,788, corresponding to the share capital reduction, was allocated in full to the “additional paid in capital” account.

Sale of the Multi-Physics Business Line

CGG announced on April 29, 2016, that it had entered into a binding agreement with NEOS for the sale of the Multi-Physics Business Line. On December 12, 2016, the transaction between NEOS and CGG did not proceed and the agreement for this sale was terminated.

Gardline CGG Pte Ltd

On March 24, 2016, CGG sold its 49% stake in Gardline CGG Pte Ltd., which was accounted for using the equity method in our financial statements. See note 8—investments in companies under equity method.

— During 2015

In accordance with the Framework Agreement signed in late 2013 with Industrialization & Energy Services Company (TAQA), 98% of Ardiseis capital has been brought to Argas by CGG and TAQA (49% by CGG and TAQA, respectively). Through this Agreement, Argas has become the main shareholder of Ardiseis, with Argas and Ardiseis pooling all their resources to create a more efficient and powerful combined Argas Group. The new Argas group has a stronger capital base, covered a larger business scope, and is 51% owned by TAQA and 49% owned by CGG.

On October 31, 2015, CGG sold its Canadian Multi-Client Library and cashed-in the proceeds.